UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2014

Date of reporting period :	September 1, 2013 — August 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PRYAX

Putnam Retirement Income Fund Lifestyle 2

Annual report
8 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 2

Annual report
8 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Trustee approval of management contract	19
Financial statements	24
Federal tax information	66
Shareholder meeting results	67
About the Trustees	68
Officers	70

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has continued to climb this year. With a better-than-expected second-quarter earnings season, the S&P 500 Index was up 8.34% for the first nine months of 2014. This benchmark eclipsed the 2000 level for the first time in late August — one of many record highs set year to date. Government bonds, including municipal bonds, and other fixed-income securities have also performed well, particularly as interest rates have remained steady and even declined from historically low levels.

In the United States, economic indicators have gradually improved. Notably, second-quarter GDP expanded at a seasonally adjusted annual rate of 4.6%, according to a revised estimate released by the Bureau of Economic Analysis. In addition, the unemployment rate has steadily declined, and data show that the housing and manufacturing sectors are gaining strength. World markets have lagged, however. Geopolitical risk has increased in the Middle East and Eastern Europe, although there has been little negative impact on oil and commodity prices to date. In Europe, a sputtering recovery ground to a halt in the second quarter. The European Central Bank has responded by cutting interest rates further and announcing asset- and bond-buying programs to help lift the region out of its economic doldrums.

As U.S. markets enter the fourth quarter on a high note and geopolitical concerns continue, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

October 15, 2014

Putnam Retirement Income Fund Lifestyle 2

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 2 is designed for investors who are willing to accept a prudent amount of risk — by investing a portion of their assets in stocks, bonds, and mutual funds — while seeking income for their retirement years.

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 2 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return Funds.

Strategic allocations

Absolute Return Funds 39%
Fixed income 41%
Equity 20%

Allocations shown reflect portfolio weightings as of 8/31/14. Holdings and allocations may vary over time.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 20 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to seek to deliver long-term income in retirement.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Joshua B. Kutin, CFA
(industry since 1998)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 2 3

Performance
snapshot

Annualized total return (%) comparison as of 8/31/14

The fund — class A shares before sales charge
Putnam Retirement Income Fund Lifestyle 2 (PRYAX)
Fund's primary benchmark
Barclays U.S. Aggregate Bond Index
Fund's secondary benchmark
S&P 500 Index
5.24
3.53
17.71
6.52
2.91
20.61
8.59
5.66
25.25
LIFE OF FUND (since 6/13/11)
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     Retirement Income Fund Lifestyle 2

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

What was the investment environment like during the 12-month period ended August 31, 2014?

For most of the period, investors benefited from strong performance in U.S. equity markets. With a few exceptions, the overall investing environment remained positive, as markets showed resiliency in the face of Federal Reserve tapering, geopolitical troubles around the globe, and a first-quarter slowdown in part related to harsh winter weather in the United States.

The first half of the period was generally a strong environment for stocks, as economic improvements globally helped propel corporate earnings across a variety of sectors. In late 2013, it was unclear when the Federal Reserve would begin reducing its $85 billion a month in bond purchases. In mid-December, the Fed put the tapering question to rest, announcing it would scale back its bond purchases by $10 billion per month beginning in January 2014. Specifically, the Fed’s decision to reduce its economic stimulus program caused many to anticipate that interest rates would begin to climb, which would depress bond prices. During the final months of 2013, following the partial U.S. government shutdown in early October, equity markets around the world bounced back, posting then-record highs.

Calendar-year 2014 began mostly on a down note for market performance, with investors assuming a more risk-averse

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Retirement Income Fund Lifestyle 2     5

posture. Extremely harsh winter weather in the United States and some weak economic data releases, coupled with concerns about emerging-market economies, weighed on equity share prices. Interest-rate-sensitive assets performed relatively well, reflecting a preference for high-quality assets. After the contraction of U.S. economic growth in the first three months of the year, however, the nation’s growth rate reaccelerated with a 4% GDP expansion in the second quarter. By the latter months of the period, investors were encouraged by greater clarity on Fed policy and steady improvement in the U.S. economy, although geopolitical concerns in Ukraine and the Middle East, among others, remained.

How did Putnam Retirement Income Fund Lifestyle 2 perform in this environment?

Within the fund, we allocate a portion of the portfolio to several underlying Putnam funds that invest across asset classes, including allocations to equities, fixed income, and absolute return strategies. Equity allocations within the portfolio seek to invest in less volatile, or “low-beta,” stocks. Our research has shown that low-beta stocks have historically provided better risk-adjusted returns for longer time periods compared with the overall market. Over the course of the year, this strategy helped reduce overall portfolio volatility. I am pleased to report that the fund delivered positive results for investors, with contributions coming from both asset allocation decisions and individual security selection.

For the 12 months ended August 31, 2014, the fund delivered a positive return that surpassed the return of its primary benchmark, the Barclays U.S. Aggregate Bond Index, but lagged the performance of its secondary all-equity benchmark, the S&P 500 Index.

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 8/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Retirement Income Fund Lifestyle 2

“We expect equity markets to continue
to make modest gains this year.”

Bob Kea

What strategies added to portfolio performance on an absolute basis during the 12-month period?

Within equities, positive performance was broad-based. Within the fund’s directional component — those strategies that are linked to the overall direction of markets — the largest contribution came from our U.S. equity exposure. Within equities, we favored developed markets, particularly the United States. In Europe, the portfolio’s overweight to core eurozone countries like Germany and France helped offset any negative results from the conflict between Russia and Ukraine.

Within fixed income, both high-yield and investment-grade corporate credit were also drivers of returns, as spreads continued to tighten. Regional equity trades, which tended to favor U.S. equities over international markets, added value. In addition, the fixed-income alpha strategy, which primarily isolates mortgage credit and prepayment risk, was a key contributor.

What factors helped fund performance during the period?

Several factors contributed. The fund’s equity holdings and exposure to high-yield corporate bonds helped performance. Default rates have remained below historical averages, as corporations generally have not spent money in an aggressive manner that could weaken balance sheets. During the period, mortgage-backed and investment-grade corporate bonds had relatively weaker results, while Treasuries — the most interest-rate-sensitive area of the

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 2     7

market — lost ground. The fund maintained low exposure to government bonds and to interest-rate risk in general, which also helped to avoid the negative effects of rising interest rates.

Did you make any strategy shifts during the period?

At the end of the period, with the run-up in equities, we started to slightly reduce the equity exposure in the fund. Going forward, we expect equity returns to fall more in line with historical norms. Within the portfolio, we have been less reliant on interest-rate and duration strategies. We plan to maintain this strategy in the current environment.

How did the fund use derivatives during the period?

We used credit default swaps to hedge credit and market risks, as well as to gain exposure to individual securities and baskets of securities.

What is your outlook for the fund and the global economy?

We expect equity markets to continue to make modest gains this year. In our view, stocks may be fully valued, but they are not overvalued. We believe that the U.S. economy will continue to grow and corporate earnings will remain solid. That said, we do not expect stocks to advance as much in 2014 as they did in 2013. We believe continued accommodative monetary policy from the Fed and other major central banks should provide a supportive backdrop for equity prices.

Likewise, we believe that credit-sensitive assets such as high-yield bonds may continue to advance, albeit not as strongly as they did in 2013. Since our longer-term outlook is

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Retirement Income Fund Lifestyle 2

for rising rates, we expect to continue to be underweight relative to the benchmark in interest-rate-sensitive assets and to maintain a focus on equities, particularly on U.S. stocks. The Fed’s reduction of monetary stimulus has created a transitional phase for the markets and the economy. Combined with ongoing geopolitical risks, we believe this adds to the uncertainty and potential volatility going forward.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Distribution rate increase

In August 2014, the fund’s monthly distribution rate per class A share increased from $0.004 to $0.005. The increase occurred because the portfolio generated greater distributable income due to interest income earned in the fund.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Retirement Income Fund Lifestyle 2     9

IN THE NEWS

A pledge two years ago by the European Central Bank (ECB) to “do whatever it takes” to save the euro is reflected in a landmark decision made early this September. The ECB instituted a bond-buying program that earmarked upward of €700 billion, or $906 billion, aimed at jump-starting lending activity and, ultimately, at reigniting Europe’s decelerating economic recovery. In addition, the ECB slashed its main refinancing rate to a record low of 0.05% and drove its deposit rate deeper into negative territory. This means banks will now pay an even greater premium for parking money at the ECB for short periods of time rather than lending it to businesses. The new measures also seek to lift the eurozone’s historically low inflation rate to its target of 2%. Still, skeptics fear that more intensive fiscal and structural reforms among the 18-nation euro currency bloc will be needed to stimulate a long-term European economic recovery.

10     Retirement Income Fund Lifestyle 2

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	17.85%	13.14%	15.07%	12.07%	15.07%	15.07%	16.93%	13.13%	16.89%	18.85%
Annual average	5.24	3.91	4.46	3.61	4.46	4.46	4.99	3.91	4.97	5.52
3 years	20.88	16.04	18.14	15.14	18.14	18.14	19.93	16.03	19.89	21.77
Annual average	6.52	5.08	5.71	4.81	5.71	5.71	6.25	5.08	6.23	6.79
1 year	8.59	4.24	7.73	2.73	7.73	6.73	8.34	4.82	8.25	8.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 8/31/14

	Barclays U.S. Aggregate Bond Index	S&P 500 Index
Life of fund	11.79%	68.90%
Annual average	3.53	17.71
3 years	9.00	75.43
Annual average	2.91	20.61
1 year	5.66	25.25

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Retirement Income Fund Lifestyle 2     11

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 6/13/11 to 8/31/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,507 ($11,207 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $11,507 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $11,313. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,689 and $11,885, respectively.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	16.51%	11.85%	13.69%	10.69%	13.69%	13.69%	15.58%	11.82%	15.54%	17.52%
Annual average	4.75	3.46	3.97	3.13	3.97	3.97	4.49	3.45	4.48	5.02
3 years	22.71	17.80	19.92	16.92	19.92	19.92	21.79	17.83	21.75	23.68
Annual average	7.06	5.61	6.24	5.35	6.24	6.24	6.79	5.62	6.78	7.34
1 year	5.88	1.65	5.12	0.12	5.12	4.12	5.64	2.21	5.55	6.12

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12     Retirement Income Fund Lifestyle 2

Fund price and distribution information For the 12-month period ended 8/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	12		1	1	12		12	12
Income	$0.203		$0.152	$0.152	$0.178		$0.179	$0.227
Capital gains
Long-term gains	0.047		0.047	0.047	0.047		0.047	0.047
Short-term gains	0.100		0.100	0.100	0.100		0.100	0.100
Total	$0.350		$0.299	$0.299	$0.325		$0.326	$0.374
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
8/31/13	$10.42	$10.85	$10.36	$10.36	$10.41	$10.76	$10.42	$10.43
8/31/14	10.95	11.41	10.85	10.85	10.94	11.31	10.94	10.96
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Current dividend rate [1,2]	0.55%	0.53%	N/A	N/A	0.33%	0.32%	0.33%	0.77%
Current 30-day SEC yield [3,4] (with expense limitation)	N/A	1.42	0.73%	0.73%	N/A	1.18	1.22	1.71
Current 30-day SEC yield [3] (without expense limitation)	N/A	–0.36	–1.10	–1.12	N/A	–0.62	–0.63	–0.15

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

4 For a portion of the period, the fund may have limited expenses, without which yields would have been lower.

Retirement Income Fund Lifestyle 2     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year ended 8/31/13*	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%
Total annual operating expenses for the fiscal year ended 8/31/13	1.82%	2.57%	2.57%	2.07%	2.07%	1.57%
Annualized expense ratio for the six-month period ended 8/31/14†	0.70%	1.45%	1.45%	0.95%	0.95%	0.45%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.31%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/14.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2014, to August 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$3.58	$7.40	$7.40	$4.85	$4.85	$2.30
Ending value (after expenses)	$1,028.60	$1,024.60	$1,024.60	$1,027.40	$1,026.50	$1,029.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     Retirement Income Fund Lifestyle 2

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2014, use the following calculation method. To find the value of your investment on March 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$3.57	$7.37	$7.37	$4.84	$4.84	$2.29
Ending value (after expenses)	$1,021.68	$1,017.90	$1,017.90	$1,020.42	$1,020.42	$1,022.94

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Retirement Income Fund Lifestyle 2     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

16     Retirement Income Fund Lifestyle 2

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2014, Putnam employees had approximately $498,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Retirement Income Fund Lifestyle 2     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     Retirement Income Fund Lifestyle 2

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

Retirement Income Fund Lifestyle 2     19

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

20     Retirement Income Fund Lifestyle 2

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2013. In addition, effective through at least December 30, 2015, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.45% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fifth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

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The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on June 13, 2011, the Trustees considered that its class A shares’ return net of fees and expenses was positive

22     Retirement Income Fund Lifestyle 2

over the one-year period ended December 31, 2013. Because your fund commenced operations on June 13, 2011, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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Financial statements

A note about your fund’s auditors

Between July 18, 2013 and December 16, 2013, which included a portion of your fund’s fiscal year, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24     Retirement Income Fund Lifestyle 2

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Retirement Income Fund Lifestyle 2:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Retirement Income Fund Lifestyle 2 (the “fund”) at August 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 15, 2014

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The fund’s portfolio 8/31/14

INVESTMENT COMPANIES (43.3%)*	Shares	Value
iShares MSCI EAFE ETF	505	$33,689
Putnam Absolute Return 100 Fund Class Y Ω	55,237	567,289
Putnam Absolute Return 300 Fund Class Y Ω	128,453	1,383,439
Putnam Absolute Return 500 Fund Class Y Ω	199,659	2,367,960
Putnam Absolute Return 700 Fund Class Y Ω	28,565	363,920
Putnam Money Market Fund Class A Ω	444,673	444,673
SPDR S&P 500 ETF Trust	341	68,442
SPDR S&P MidCap 400 ETF Trust	36	9,423
Vanguard REIT ETF	135	10,419
Total investment companies (cost $5,088,255)		$5,249,254

COMMON STOCKS (18.5%)*	Shares	Value
Basic materials (0.7%)
Asahi Kasei Corp. (Japan)	1,000	$8,020
BASF SE (Germany)	65	6,686
Dow Chemical Co. (The)	361	19,332
Fletcher Building, Ltd. (New Zealand)	768	5,910
LyondellBasell Industries NV Class A	115	13,150
Mitsubishi Chemical Holdings Corp. (Japan)	800	3,990
Packaging Corp. of America	26	1,768
Reliance Steel & Aluminum Co.	22	1,538
Rio Tinto PLC (United Kingdom)	152	8,109
Sherwin-Williams Co. (The)	52	11,342
Stora Enso OYJ Class R (Finland)	536	4,666
		84,511
Capital goods (1.0%)
ABB, Ltd. (Switzerland)	157	3,562
BAE Systems PLC (United Kingdom)	1,250	9,237
Ball Corp.	41	2,628
Canon, Inc. (Japan)	100	3,267
Caterpillar, Inc.	87	9,489
Crown Holdings, Inc. †	204	9,847
Cummins, Inc.	69	10,013
IDEX Corp.	50	3,847
Ingersoll-Rand PLC	69	4,154
Joy Global, Inc.	60	3,789
Leggett & Platt, Inc.	80	2,807
Northrop Grumman Corp.	97	12,340
Raytheon Co.	188	18,112
Roper Industries, Inc.	70	10,539
Toyoda Gosei Co., Ltd. (Japan)	100	1,904
Vinci SA (France)	126	8,237
WABCO Holdings, Inc. †	91	9,391
		123,163
Communication services (0.8%)
Belgacom SA (Belgium)	187	6,667
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	1,690	3,194
Comcast Corp. Class A	397	21,728

26     Retirement Income Fund Lifestyle 2

COMMON STOCKS (18.5%)* cont.	Shares	Value
Communication services cont.
Deutsche Telekom AG (Germany)	521	$7,790
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	100	6,709
NTT DoCoMo, Inc. (Japan)	200	3,457
Orange (France)	476	7,205
Spark New Zealand, Ltd. (New Zealand)	1,536	3,771
Telstra Corp., Ltd. (Australia)	670	3,479
Verizon Communications, Inc.	519	25,857
Vodafone Group PLC (United Kingdom)	634	2,176
		92,033
Conglomerates (0.2%)
AMETEK, Inc.	108	5,718
Bouygues SA (France)	192	7,047
Danaher Corp.	160	12,258
		25,023
Consumer cyclicals (2.0%)
ADT Corp. (The)	100	3,686
Asahi Glass Co., Ltd. (Japan)	1,000	5,415
Bayerische Motoren Werke (BMW) AG (Germany)	74	8,615
Dai Nippon Printing Co., Ltd. (Japan)	1,000	10,491
Daihatsu Motor Co., Ltd. (Japan)	300	5,147
Daimler AG (Registered Shares) (Germany)	45	3,680
Daito Trust Construction Co., Ltd. (Japan)	100	12,365
Deckers Outdoor Corp. †	10	922
Expedia, Inc.	48	4,123
GameStop Corp. Class A	69	2,912
Gap, Inc. (The)	104	4,800
Geberit International AG (Switzerland)	12	4,072
General Motors Co.	96	3,341
Hanesbrands, Inc.	44	4,518
Harley-Davidson, Inc.	112	7,119
Hilton Worldwide Holdings, Inc. †	373	9,444
Home Depot, Inc. (The)	238	22,253
Host Hotels & Resorts, Inc. R	739	16,864
Hugo Boss AG (Germany)	40	5,605
Kimberly-Clark Corp.	183	19,764
Lowe’s Cos., Inc.	225	11,815
Macy’s, Inc.	122	7,599
MasterCard, Inc. Class A	14	1,061
Next PLC (United Kingdom)	101	11,897
Omnicom Group, Inc.	99	7,129
Priceline Group, Inc. (The) †	5	6,222
Reed Elsevier PLC (United Kingdom)	434	7,079
Ryman Hospitality Properties R	107	5,323
Scripps Networks Interactive Class A	48	3,826
SJM Holdings, Ltd. (Hong Kong)	1,000	2,516
Swire Pacific, Ltd. Class A (Hong Kong)	500	6,729
TABCORP Holdings, Ltd. (Australia)	2,278	7,638

Retirement Income Fund Lifestyle 2     27

COMMON STOCKS (18.5%)* cont.	Shares	Value
Consumer cyclicals cont.
Viacom, Inc. Class B	141	$11,442
Wyndham Worldwide Corp.	52	4,209
		249,621
Consumer staples (1.4%)
British American Tobacco (BAT) PLC (United Kingdom)	113	6,666
Colgate-Palmolive Co.	55	3,560
CVS Caremark Corp.	307	24,391
Dr. Pepper Snapple Group, Inc.	170	10,696
Genuine Parts Co.	87	7,633
Geo Group, Inc. (The) R	176	6,586
ITOCHU Corp. (Japan)	400	5,084
Japan Tobacco, Inc. (Japan)	100	3,425
Kao Corp. (Japan)	100	4,311
Kirin Holdings Co., Ltd. (Japan)	300	4,021
Lawson, Inc. (Japan)	100	7,180
ManpowerGroup, Inc.	83	6,439
Metcash, Ltd. (Australia)	927	2,433
Mondelez International, Inc. Class A	409	14,802
Nestle SA (Switzerland)	126	9,779
Philip Morris International, Inc.	227	19,427
Reckitt Benckiser Group PLC (United Kingdom)	36	3,138
Sumitomo Mitsui financial Group, Inc. (Japan)	200	2,582
Swedish Match AB (Sweden)	131	4,375
Tesco PLC (United Kingdom)	1,117	4,264
Unilever NV ADR (Netherlands)	196	8,147
Unilever PLC (United Kingdom)	70	3,090
Woolworths, Ltd. (Australia)	113	3,816
		165,845
Energy (1.3%)
Baker Hughes, Inc.	106	7,329
BP PLC (United Kingdom)	1,529	12,226
Cabot Oil & Gas Corp.	109	3,656
Dril-Quip, Inc. †	15	1,522
EOG Resources, Inc.	121	13,295
Exxon Mobil Corp.	253	25,163
Halcon Resources Corp. †	11	61
Halliburton Co.	166	11,223
Oceaneering International, Inc.	32	2,226
Oil States International, Inc. †	19	1,226
Royal Dutch Shell PLC Class A (United Kingdom)	312	12,628
Royal Dutch Shell PLC Class B (United Kingdom)	132	5,578
Schlumberger, Ltd.	247	27,081
Seadrill, Ltd. (Norway)	72	2,651
Statoil ASA (Norway)	116	3,257
Superior Energy Services, Inc.	276	9,892
Total SA (France)	140	9,233
WPX Energy, Inc. †	196	5,218
		153,465

28     Retirement Income Fund Lifestyle 2

COMMON STOCKS (18.5%)* cont.	Shares	Value
Financials (6.2%)
Alexandria Real Estate Equities, Inc. R	9	$712
Alleghany Corp. †	12	5,174
Allianz SE (Germany)	16	2,729
American Campus Communities, Inc. R	207	8,179
American International Group, Inc.	13	729
American Realty Capital Properties, Inc. R	372	4,896
AMP, Ltd. (Australia)	1,152	6,326
Aon PLC	158	13,771
Australia & New Zealand Banking Group, Ltd. (Australia)	92	2,872
AvalonBay Communities, Inc. R	197	30,358
Aviva PLC (United Kingdom)	836	7,231
AXA SA (France)	105	2,601
Baloise Holding AG (Switzerland)	29	3,781
Banco Santander SA (Spain)	641	6,393
Bank of New York Mellon Corp. (The)	242	9,482
Bendigo and Adelaide Bank, Ltd. (Australia)	325	3,779
Berkshire Hathaway, Inc. Class B †	13	1,784
Boston Properties, Inc. R	156	18,942
CaixaBank, SA (Spain)	954	5,739
Camden Property Trust R	135	10,103
CBRE Group, Inc. Class A †	250	7,945
Chubb Corp. (The)	116	10,666
City National Corp.	51	3,870
CNP Assurances (France)	383	7,556
Commonwealth Bank of Australia (Australia)	78	5,924
Corio NV (Netherlands) R	62	3,331
DCT Industrial Trust, Inc. R	832	6,614
DDR Corp. R	37	674
Deutsche Boerse AG (Germany)	70	4,977
Digital Realty Trust, Inc. R	33	2,153
Discover Financial Services	212	13,222
Douglas Emmett, Inc. R	382	10,914
Duke Realty Corp. R	479	8,909
DuPont Fabros Technology, Inc. R	376	10,588
Equity Lifestyle Properties, Inc. R	176	8,041
Equity Residential Trust R	192	12,762
Essex Property Trust, Inc. R	83	16,056
Extra Space Storage, Inc. R	149	7,852
Federal Realty Investment Trust R	43	5,366
First Niagara Financial Group, Inc.	221	1,923
General Growth Properties R	634	15,577
Goldman Sachs Group, Inc. (The)	133	23,822
HCP, Inc. R	252	10,919
Health Care REIT, Inc. R	291	19,666
Home Properties, Inc. R	123	7,899
Hospitality Properties Trust R	246	7,240
HSBC Holdings PLC (United Kingdom)	841	9,103
JPMorgan Chase & Co.	511	30,379

Retirement Income Fund Lifestyle 2     29

COMMON STOCKS (18.5%)* cont.	Shares	Value
Financials cont.
Kilroy Realty Corp. R	21	$1,328
Kimco Realty Corp. R	537	12,614
Liberty Property Trust R	103	3,648
Macerich Co. (The) R	53	3,460
Medical Properties Trust, Inc. R	730	10,286
Mid-America Apartment Communities, Inc. R	9	651
Morgan Stanley	300	10,293
Muenchener Rueckversicherungs AG (Germany)	12	2,406
Natixis (France)	1,091	7,669
PartnerRe, Ltd.	46	5,138
Partners Group Holding AG (Switzerland)	11	2,902
Persimmon PLC (United Kingdom)	285	6,264
PNC Financial Services Group, Inc.	235	19,916
Prologis, Inc. R	329	13,469
Public Storage R	186	32,583
Rayonier, Inc. R	34	1,165
Realty Income Corp. R	86	3,846
Regency Centers Corp. R	172	9,828
Resona Holdings, Inc. (Japan)	700	3,796
RSA Insurance Group PLC (United Kingdom)	505	3,841
Santander Consumer USA Holdings, Inc.	75	1,397
Select Income REIT R	179	4,994
Simon Property Group, Inc. R	203	34,516
SL Green Realty Corp. R	120	13,122
Spirit Realty Capital, Inc. R	248	2,929
State Street Corp.	178	12,821
Stockland (Units) (Australia) R	1,522	6,041
Strategic Hotels & Resorts, Inc. † R	421	5,001
Sumitomo Mitsui Financial Group, Inc. (Japan)	100	4,037
Svenska Handelsbanken AB Class A (Sweden)	194	9,093
Swedbank AB Class A (Sweden)	105	2,674
Tanger Factory outlet Centers, Inc. R	210	7,331
Taubman Centers, Inc. R	122	9,293
Tryg A/S (Denmark)	27	2,681
Two Harbors Investment Corp. R	471	5,049
UDR, Inc. R	60	1,795
Visa, Inc. Class A	83	17,639
Vornado Realty Trust R	160	16,939
Washington Prime Group, Inc. †R	102	1,991
Weingarten Realty Investors R	264	9,034
Wells Fargo & Co.	35	1,800
Westpac Banking Corp. (Australia)	338	11,061
WP Carey, Inc. R	14	956
Zurich Insurance Group AG (Switzerland)	12	3,621
		760,447
Health care (2.0%)
AbbVie, Inc.	233	12,880
Aetna, Inc.	137	11,252

30     Retirement Income Fund Lifestyle 2

COMMON STOCKS (18.5%)* cont.	Shares	Value
Health care cont.
AstraZeneca PLC (United Kingdom)	153	$11,600
Cardinal Health, Inc.	125	9,213
Celgene Corp. †	152	14,443
Charles River Laboratories International, Inc. †	33	1,950
Eli Lilly & Co.	108	6,864
Gilead Sciences, Inc. †	67	7,208
GlaxoSmithKline PLC (United Kingdom)	224	5,483
Health Net, Inc. †	29	1,369
Henry Schein, Inc. †	48	5,745
Intuitive Surgical, Inc. †	13	6,110
Johnson & Johnson	283	29,356
McKesson Corp.	81	15,797
Merck & Co., Inc.	13	781
Mettler-Toledo International, Inc. †	8	2,164
Myriad Genetics, Inc. †	39	1,411
Novartis AG (Switzerland)	101	9,060
Omega Healthcare Investors, Inc. R	82	3,089
Orion OYJ Class B (Finland)	166	6,511
Pfizer, Inc.	725	21,308
Roche Holding AG-Genusschein (Switzerland)	25	7,290
Sanofi (France)	70	7,680
Takeda Pharmaceutical Co., Ltd. (Japan)	200	9,131
United Therapeutics Corp. †	59	6,952
Ventas, Inc. R	163	10,722
WellPoint, Inc.	109	12,700
		238,069
Technology (1.9%)
Activision Blizzard, Inc.	355	8,357
Amdocs, Ltd.	109	5,134
Apple, Inc.	347	35,563
Broadcom Corp. Class A	344	13,547
Cap Gemini (France)	53	3,768
Computer Sciences Corp.	159	9,507
Dun & Bradstreet Corp. (The)	42	4,930
eBay, Inc. †	165	9,158
Electronic Arts, Inc. †	19	719
F5 Networks, Inc. †	74	9,190
Facebook, Inc. Class A †	147	10,999
Gentex Corp.	80	2,364
Google, Inc. Class A †	6	3,494
Hoya Corp. (Japan)	200	6,464
L-3 Communications Holdings, Inc.	98	10,775
Leidos Holdings, Inc.	84	3,163
Marvell Technology Group, Ltd.	401	5,578
Microsoft Corp.	70	3,180
NetApp, Inc.	282	11,889
Nippon Electric Glass Co., Ltd. (Japan)	1,000	5,027
Oracle Corp.	623	25,873

Retirement Income Fund Lifestyle 2     31

COMMON STOCKS (18.5%)* cont.	Shares	Value
Technology cont.
Rockwell Automation, Inc.	45	$5,247
SanDisk Corp.	30	2,939
Symantec Corp.	375	9,105
VeriSign, Inc. †	166	9,474
Western Digital Corp.	145	14,936
Xilinx, Inc.	94	3,972
		234,352
Transportation (0.3%)
Alaska Air Group, Inc.	180	8,341
ComfortDelgro Corp., Ltd. (Singapore)	2,000	4,019
Delta Air Lines, Inc.	22	871
Deutsche Post AG (Germany)	128	4,185
Japan Airlines Co., Ltd. (Japan) UR	100	5,623
Southwest Airlines Co.	326	10,435
Yangzijiang Shipbuilding Holdings, Ltd. (China)	3,000	2,798
		36,272
Utilities and power (0.7%)
CMS Energy Corp.	170	5,192
Edison International	144	8,516
Electricite de France (EDF) (France)	150	4,877
Enagas SA (Spain)	154	5,134
Enel SpA (Italy)	1,052	5,565
Energias de Portugal (EDP) SA (Portugal)	764	3,698
ENI SpA (Italy)	115	2,868
Entergy Corp.	235	18,191
Hokuriku Electric Power Co. (Japan)	300	3,884
Kinder Morgan, Inc.	34	1,369
PG&E Corp.	41	1,906
PPL Corp.	275	9,523
Red Electrica Corporacion SA (Spain)	83	6,990
Snam SpA (Italy)	773	4,495
UGI Corp.	102	5,404
		87,612
Total common stocks (cost $1,826,476)		$2,250,413

CORPORATE BONDS AND NOTES (7.6%)*	Principal amount	Value
Basic materials (0.4%)
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	$5,000	$6,300
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	4,000	4,409
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	3,000	3,285
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	2,000	2,440
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. notes 6s, 2041 (Canada)	5,000	5,667
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	10,000	10,200
Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	2,000	2,049

32     Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (7.6%)* cont.	Principal amount	Value
Basic materials cont.
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	$5,000	$5,394
PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	5,000	6,069
		45,813
Capital goods (0.1%)
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	10,000	10,450
United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	5,000	5,383
		15,833
Communication services (1.6%)
American Tower Corp. sr. unsec. notes 7s, 2017 R	5,000	5,762
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty sr. notes 3.849s, 2023	5,000	5,075
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	5,000	5,069
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	10,000	10,000
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	10,000	13,772
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	5,000	5,164
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	10,000	11,000
DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	10,000	11,187
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	15,000	15,825
Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	5,000	7,184
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	10,000	10,550
Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	5,000	5,683
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	4,000	4,654
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	4,000	5,831
Sprint Corp. 144A company guaranty sr. unsec. notes 7 1/4s, 2021	35,000	37,081
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	15,000	15,506
Telefonica Emisiones SAU company guaranty sr. unsec. unsub. notes 7.045s, 2036 (Spain)	5,000	6,511
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	6,000	7,501
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	3,000	3,786
Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	200	5,260
Verizon Communications, Inc. sr. unsec. unsub. notes 5.05s, 2034	5,000	5,465
		197,866
Consumer cyclicals (1.2%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes 7.85s, 2039	5,000	7,203
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. notes 3s, 2022	5,000	4,944
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	5,000	5,198
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	10,000	13,793

Retirement Income Fund Lifestyle 2     33

CORPORATE BONDS AND NOTES (7.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Clear Channel Communications, Inc. company guaranty sr. notes 9s, 2021	$15,000	$15,563
D.R. Horton, Inc. company guaranty sr. unsec. notes 5 3/4s, 2023	5,000	5,300
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	5,000	4,468
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	5,000	5,656
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	2,000	3,198
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	5,000	6,811
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	7,036
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018	2,000	2,015
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016	3,000	3,030
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	5,000	5,560
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	5,000	5,423
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 3 5/8s, 2024	10,000	10,064
Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	5,000	5,187
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	15,000	15,638
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	10,000	10,875
QVC, Inc. company guaranty sr. notes 4.85s, 2024	2,000	2,073
QVC, Inc. 144A sr. bonds 4.45s, 2025	2,000	2,006
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	5,000	5,231
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	5,000	5,106
		151,378
Consumer staples (0.4%)
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	10,000	9,772
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	5,000	5,631
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	2,000	1,983
CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	4,923	5,343
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	5,000	6,684
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	5,000	5,445
Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	2,000	2,105
Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.6s, 2016	5,000	5,435
		42,398
Energy (0.6%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	2,000	2,198
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	5,000	6,413
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	2,000	2,017

34     Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (7.6%)* cont.	Principal amount	Value
Energy cont.
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	$10,000	$14,253
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	10,000	10,550
Petrobras International Finance Co. company guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	5,000	5,140
Plains Exploration & Production Co. company guaranty sr. unsec. notes 6 3/4s, 2022	3,000	3,405
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	5,000	5,325
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	5,000	5,787
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	5,000	7,913
Williams Companies, Inc. (The) sr. unsec. notes 4.55s, 2024	5,000	5,035
Williams Partners LP sr. unsec. notes 5.4s, 2044	3,000	3,283
Williams Partners LP sr. unsec. notes 4.3s, 2024	2,000	2,091
		73,410
Financials (1.8%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	15,000	17,944
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	4,000	5,510
ARC Properties Operating Partnership LP/Clark Acquisition, LLC 144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	5,000	5,148
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	7,000	8,276
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	5,000	5,117
BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s, perpetual maturity (France)	4,000	4,060
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	7,000	7,631
CIT Group, Inc. sr. unsec. notes 5s, 2022	20,000	21,100
Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B, 5.9s, perpetual maturity	3,000	3,009
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	6,289
Duke Realty LP sr. unsec. unsub. notes 3 7/8s, 2021 R	5,000	5,187
EPR Properties unsec. notes 5 1/4s, 2023 R	2,000	2,141
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	2,000	1,985
Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	5,000	6,054
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	10,000	11,505
HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	15,000	22,500
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	7,000	7,140
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	5,000	5,900
Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	3,000	4,834
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	5,000	5,038
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	14,000	15,400

Retirement Income Fund Lifestyle 2     35

CORPORATE BONDS AND NOTES (7.6%)* cont.	Principal amount	Value
Financials cont.
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	$5,000	$5,044
Royal Bank of Scotland PLC (The) unsec. sub. FRN notes Ser. REGS, 9 1/2s, 2022 (United Kingdom)	5,000	5,794
Santander UK PLC 144A unsec. sub. notes 5s, 2023 (United Kingdom)	10,000	10,724
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	10,000	10,475
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	5,000	5,150
Willis Group Holdings PLC company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	5,000	5,675
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	5,000	5,246
		219,876
Health care (0.4%)
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,155
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	15,000	15,150
Omega Healthcare Investors, Inc. 144A sr. unsec. notes 4.95s, 2024 R	5,000	5,165
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	5,000	5,300
Service Corp. International 144A sr. unsec. unsub. notes 5 3/8s, 2024	15,000	15,488
		43,258
Technology (0.3%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	3,000	2,846
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	5,000	5,130
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	25,000	27,250
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	2,000	2,355
		37,581
Utilities and power (0.8%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	5,000	5,925
Consolidated Edison Co. of New York sr. unsec. unsub. notes 4.2s, 2042	5,000	5,010
Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	5,000	5,199
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	5,000	6,684
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	5,000	5,978
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	5,000	5,306
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	10,000	11,225
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	6,049
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	5,000	5,056
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	15,000	16,050
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	10,000	10,707
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	5,000	5,229
Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019	5,000	6,459
Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	5,000	5,097
		99,974
Total corporate bonds and notes (cost $891,820)		$927,387

36     Retirement Income Fund Lifestyle 2

U.S. TREASURY OBLIGATIONS (7.2%)*	Principal amount	Value
U.S. Treasury Bonds
3 3/4s, November 15, 2043	$10,000	$11,316
2 3/4s, August 15, 2042	60,000	56,329
U.S. Treasury Notes
2 3/4s, November 15, 2023	50,000	51,913
2s, February 15, 2023	70,000	68,797
1 3/4s, May 31, 2016	130,000	132,997
1 5/8s, August 15, 2022	90,000	86,508
1 1/8s, December 31, 2019	130,000	126,009
1s, August 31, 2016	190,000	191,823
3/4s, March 31, 2018	150,000	147,445
Total U.S. treasury obligations (cost $858,099)		$873,137

CONVERTIBLE BONDS AND NOTES (3.6%)*	Principal amount	Value
Basic materials (0.1%)
AK Steel Corp. cv. company guaranty sr. unsec. unsub. notes 5s, 2019	$4,000	$8,643
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	4,000	6,010
		14,653
Capital goods (0.1%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon 4 1/2s (2 1/4s, 11/15/19) 2029 ††	4,000	3,553
Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	4,000	8,048
WESCO International, Inc. cv. company guaranty sr. unsec. notes 6s, 2029	2,000	5,965
		17,566
Communication services (0.1%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040	1,000	1,135
Level 3 Communications, Inc. cv. sr. unsec. unsub. notes Ser. B, 7s, 2015	4,000	6,765
Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2027 (In default) † F	7,000	1
		7,901
Consumer cyclicals (0.8%)
Callaway Golf Co. cv. sr. unsec. bonds 3 3/4s, 2019	3,000	3,480
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	3,000	3,784
Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	3,000	6,071
Host Hotels & Resorts LP 144A cv. company guaranty sr. unsec. notes 2 1/2s, 2029 R	4,000	6,998
Jarden Corp. 144A cv. company guaranty sr. unsec. sub. notes 1 1/8s, 2034	7,000	7,214
Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	2,000	3,574
Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 3/4s, 2043	5,000	6,778
Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	10,000	5,450
Liberty Interactive, LLC 144A cv. sr. unsec. notes 1s, 2043	6,000	6,203
M/I Homes, Inc. cv. company guaranty sr. sub. notes 3s, 2018	3,000	3,133
MGM Resorts International Co. cv. company guaranty sr. unsec. notes 4 1/4s, 2015	9,000	12,184
Navistar International Corp. 144A cv. sr. unsec. unsub. notes 4 3/4s, 2019	4,000	4,213

Retirement Income Fund Lifestyle 2     37

CONVERTIBLE BONDS AND NOTES (3.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018	$4,000	$5,723
Ryland Group, Inc. (The) cv. company guaranty sr. unsub. notes 1 5/8s, 2018	3,000	3,973
Standard Pacific Corp. cv. company guaranty sr. unsec. unsub. notes 1 1/4s, 2032	4,000	4,868
TiVo, Inc. 144A cv. sr. unsec. notes 4s, 2016	3,000	4,168
TRW Automotive, Inc. cv. company guaranty sr. unsec. notes 3 1/2s, 2015	1,000	3,254
XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec. sub. notes 7s, 2014	3,000	5,948
		97,016
Consumer staples (0.1%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	2,000	4,895
Vector Group, Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	5,000	7,268
		12,163
Energy (0.4%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes 2 1/4s, 2038	15,000	14,419
Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes 2 5/8s, 2019	6,000	5,288
Energy XXI Bermuda, Ltd. 144A cv. sr. unsec. notes 3s, 2018	4,000	3,590
Goodrich Petroleum Corp. cv. company guaranty sr. unsub. notes 5s, 2032	4,000	4,623
Hornbeck Offshore Services, Inc. cv. company guaranty sr. unsec. notes 1 1/2s, 2019	3,000	3,428
Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	4,000	2,875
SEACOR Holdings, Inc. 144A cv. sr. unsec. notes 3s, 2028	5,000	4,772
Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	4,000	4,428
		43,423
Financials (0.5%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	5,000	5,288
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes 5 1/4s, 2018 R	5,000	5,356
Cowen Group, Inc. 144A cv. sr. unsec. notes 3s, 2019	4,000	4,148
Empire State Realty OP LP 144A cv. sr. unsec. notes 2 5/8s, 2019 R	3,000	3,013
Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	7,000	7,980
Hercules Technology Growth Capital, Inc. cv. sr. unsec. notes 6s, 2016	4,000	5,238
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	4,000	5,428
PHH Corp. cv. sr. unsec. notes 4s, 2014	3,000	3,000
Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	2,000	2,825
Spirit Realty Capital, Inc. cv. sr. unsec. notes 2 7/8s, 2019 R	3,000	3,015
Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes 4s, 2019 R	5,000	5,678
TCP Capital Corp. 144A cv. sr. unsec. notes 5 1/4s, 2019	5,000	4,984
Walter Investment Management Corp. cv. sr. unsec. sub. notes 4 1/2s, 2019	2,000	1,788
		57,741

38     Retirement Income Fund Lifestyle 2

CONVERTIBLE BONDS AND NOTES (3.6%)* cont.	Principal amount	Value
Health care (0.6%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	$5,000	$5,488
Alere, Inc. cv. sr. unsec. sub. notes 3s, 2016	4,000	4,200
Auxilium Pharmaceuticals, Inc. cv. sr. unsec. notes 1 1/2s, 2018	2,000	2,028
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes 2 3/4s, 2018	5,000	6,831
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4s, 2016 (China) (In default) † F	5,000	400
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6 1/4s, 2016 (China) (In default) † F	3,000	210
Cubist Pharmaceuticals, Inc. cv. sr. unsec. notes 2 1/2s, 2017	1,000	2,420
Cubist Pharmaceuticals, Inc. 144A cv. sr. unsec. notes 1 1/8s, 2018	3,000	3,332
Endo Health Solutions, Inc. cv. sr. unsec. sub. notes 1 3/4s, 2015	3,000	6,549
Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	2,000	9,440
HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	7,000	7,936
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (zero %, 3/1/18) 2042 ††	6,000	6,443
Jazz Investments I, Ltd. 144A cv. company guaranty sr. unsec. notes 1 7/8s, 2021 (Ireland)	5,000	5,634
Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	6,000	6,668
PDL BioPharma, Inc. cv. sr. unsec. unsub. notes 4s, 2018	1,000	1,131
Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	3,000	5,417
		74,127
Technology (0.9%)
Bottomline Technologies (DE), Inc. cv. sr. unsec. unsub. notes 1 1/2s, 2017	3,000	3,409
Ciena Corp. cv. sr. unsec. notes 4s, 2020	3,000	4,005
Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	3,000	5,070
j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	3,000	3,101
Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	10,000	29,731
Novellus Systems, Inc. cv. sr. unsec. notes 2 5/8s, 2041	2,000	4,213
ON Semiconductor Corp. cv. company guaranty sr. unsec. sub. notes Ser. B, 2 5/8s, 2026	5,000	5,909
Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	8,000	10,039
Salesforce.com, Inc. cv. sr. unsec. unsub. notes 1/4s, 2018	5,000	5,775
SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	7,000	13,475
ServiceNow, Inc. 144A cv. sr. unsec. unsub. notes zero %, 2018	3,000	3,261
TeleCommunication Systems, Inc. cv. sr. unsec. notes 7 3/4s, 2018	4,000	3,960
Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes 2 1/4s, 2041	5,000	4,988
Web.com Group, Inc. cv. sr. unsec. unsub. notes 1s, 2018	5,000	4,513
Xilinx, Inc. cv. sr. unsec. notes 2 5/8s, 2017	3,000	4,500
Yahoo!, Inc. 144A cv. sr. unsec. notes zero %, 2018	5,000	5,153
		111,102
Total convertible bonds and notes (cost $373,714)		$435,692

Retirement Income Fund Lifestyle 2     39

CONVERTIBLE PREFERRED STOCKS (1.8%)*	Shares	Value
Basic materials (0.1%)
Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	154	$8,894
		8,894
Capital goods (0.1%)
United Technologies Corp. $3.75 cv. pfd.	176	10,571
		10,571
Communication services (0.2%)
American Tower Corp. Ser. A, $5.25 cv. pfd. R	83	9,405
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	147	7,120
Crown Castle International Corp. Ser. A, Class A, $4.50 cv. pfd. R	80	8,375
Iridium Communications, Inc. Ser. B, 6.75% cv. pfd. †	5	1,763
Iridium Communications, Inc. 144A $7.00 cv. pfd.	26	3,045
		29,708
Consumer cyclicals (0.1%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	215	5,429
Stanley Black & Decker, Inc. $6.25 cv. pfd.	71	8,250
		13,679
Consumer staples (0.1%)
Post Holdings, Inc. 144A $3.75 cv. pfd.	34	3,119
Tyson Foods, Inc. $2.375 cv. pfd. †	129	6,480
		9,599
Energy (0.2%)
Chesapeake Energy Corp. 144A 5.75% cv. pfd.	16	19,240
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	4	3,864
McDermott International, Inc. $1.563 cv. pfd.	106	2,666
		25,770
Financials (0.6%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	220	6,088
AMG Capital Trust II $2.575 cv. pfd.	183	11,701
Banc of California, Inc. $4.00 cv. pfd.	72	4,315
Bank of America Corp. Ser. L, 7.25% cv. pfd.	15	17,569
EPR Properties Ser. C, $1.44 cv. pfd. R	267	6,233
Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	96	5,847
Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	98	4,610
MetLife, Inc. $1.25 cv. pfd.	137	4,298
OFG Bancorp Ser. C, 8.75% cv. pfd. (Puerto Rico)	4	6,000
Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	6	7,290
		73,951
Health care (—%)
AmSurg Corp. Ser. A-1, $5.25 cv. pfd. †	21	2,384
		2,384
Transportation (0.1%)
Continental Financial Trust II $3.00 cv. pfd.	127	6,310
Genesee & Wyoming, Inc. $5.00 cv. pfd.	48	6,146
		12,456
Utilities and power (0.3%)
Dominion Resources, Inc. Ser. A, $3.063 cv. pfd.	108	6,129
Dominion Resources, Inc./VA $3.188 cv. pfd. †	41	2,084
El Paso Energy Capital Trust I $2.375 cv. pfd.	145	8,596
Exelon Corp. $3.25 cv. pfd. †	91	4,596
Laclede Group, Inc. $3.375 cv. pfd. †	91	4,998
NextEra Energy, Inc. $2.799 cv. pfd.	106	6,834
		33,237
Total convertible preferred stocks (cost $193,632)		$220,249

40     Retirement Income Fund Lifestyle 2

MORTGAGE-BACKED SECURITIES (1.6%)*	Principal amount	Value
Banc of America Commercial Mortgage Trust
Ser. 06-5, Class A3, 5.39s, 2047	$20,000	$20,213
FRB Ser. 05-1, Class A4, 5.347s, 2042	7,424	7,434
COMM Mortgage Trust
Ser. 12-CR1, Class AM, 3.912s, 2045	13,000	13,486
Ser. 12-CR5, Class XA, IO, 2.052s, 2045	162,519	16,344
Ser. 13-LC13, Class XA, IO, 1.619s, 2046	255,868	19,679
Ser. 14-CR16, Class XA, IO, 1.444s, 2047	123,621	9,687
Ser. 14-CR14, Class XA, IO, 1.059s, 2047	185,129	9,473
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-LD11, Class A2, 5.97s, 2049	1,059	1,059
Ser. 04-LN2, Class A2, 5.115s, 2041	3,590	3,598
LB-UBS Commercial Mortgage Trust Ser. 05-C7, Class C, 5.35s, 2040	10,000	10,125
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class A2FL, 0.276s, 2049	5,326	5,321
Morgan Stanley Bank of America Merrill Lynch Trust Ser. 13-C13, Class XA, IO, 1.404s, 2046	99,344	7,718
Morgan Stanley Capital I Trust Ser. 07-IQ14, Class A2, 5.61s, 2049	9,285	9,334
UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1, Class AS, 5.154s, 2045	10,000	11,274
Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class AS, 4.438s, 2046	10,000	10,679
WF-RBS Commercial Mortgage Trust
Ser. 13-C12, Class AS, 3.56s, 2048	10,000	10,157
Ser. 12-C9, Class AS, 3.388s, 2045	10,000	10,062
WF-RBS Commercial Mortgage Trust 144A Ser. 13-C12, Class XA, IO, 1.645s, 2048	218,786	18,682
Total mortgage-backed securities (cost $193,436)		$194,325

SENIOR LOANS (0.2%)* [c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.948s, 2017	$18,906	$17,692
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.155s, 2021	5,000	4,961
Total senior loans (cost $22,844)		$22,653

PREFERRED STOCKS (0.2%)*	Shares	Value
Citigroup, Inc. Ser. K, $1.719 pfd.	790	$21,314
Total preferred stocks (cost $20,994)		$21,314

SHORT-TERM INVESTMENTS (14.8%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund 0.04% L	Shares 1,741,204	$1,741,204
U.S. Treasury Bills with an effective yield of 0.09%, October 16, 2014 # §	$56,000	55,993
Total short-term investments (cost $1,797,197)		$1,797,197

TOTAL INVESTMENTS
Total investments (cost $11,266,467)	$11,991,621

Retirement Income Fund Lifestyle 2     41

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IO	Interest Only
OTC	Over-the-counter
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2013 through August 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $12,132,833.
†	Non-income-producing security.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
Ω	Affiliated company (Note 5).
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
UR

At the reporting period end, 100 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $1,481,500 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

42     Retirement Income Fund Lifestyle 2

FORWARD CURRENCY CONTRACTS at 8/31/14 (aggregate face value $78,644)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Hong Kong Dollar	Buy	11/19/14	$8,259	$8,259	$—
	Singapore Dollar	Sell	11/19/14	160	160	—
Citibank, N.A.
	Danish Krone	Buy	9/17/14	5,116	5,285	(169)
	Japanese Yen	Buy	11/19/14	1,940	1,965	(25)
	New Zealand Dollar	Buy	10/15/14	2,749	2,870	(121)
Credit Suisse International
	Australian Dollar	Sell	10/15/14	5,587	5,649	62
	New Zealand Dollar	Sell	10/15/14	11,246	11,744	498
	Norwegian Krone	Sell	9/17/14	2,209	2,274	65
	Swiss Franc	Buy	9/17/14	4,575	4,677	(102)
Deutsche Bank AG
	Swedish Krona	Buy	9/17/14	501	523	(22)
HSBC Bank USA, National Association
	British Pound	Buy	9/17/14	498	510	(12)
	British Pound	Sell	9/17/14	498	502	4
	Euro	Sell	9/17/14	131	114	(17)
JPMorgan Chase Bank N.A.
	British Pound	Sell	9/17/14	664	652	(12)
	Euro	Buy	9/17/14	1,971	2,005	(34)
	Japanese Yen	Buy	11/19/14	2,332	2,368	(36)
	Singapore Dollar	Buy	11/19/14	4,643	4,648	(5)
	Swedish Krona	Buy	9/17/14	2,075	2,165	(90)
	Swiss Franc	Buy	9/17/14	3,704	3,787	(83)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/15/14	1,583	1,601	(18)
	Euro	Sell	9/17/14	3,154	3,268	114
	Israeli Shekel	Buy	10/15/14	840	875	(35)
	Japanese Yen	Sell	11/19/14	6,725	6,811	86
	Swiss Franc	Buy	9/17/14	763	768	(5)
UBS AG
	Swiss Franc	Buy	9/17/14	1,743	1,786	(43)
WestPac Banking Corp.
	British Pound	Buy	9/17/14	1,660	1,678	(18)
	British Pound	Sell	9/17/14	1,660	1,700	40
Total						$22

Retirement Income Fund Lifestyle 2     43

FUTURES CONTRACTS OUTSTANDING at 8/31/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Long)	1	$219,047	Dec-14	$170
U.S. Treasury Note 5 yr (Long)	1	118,836	Dec-14	264
Total				$434

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/14
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
EM Series 21 Index	BBB–/P	$(55,575)	$450,000	6/20/19	500 bp	$(8,903)
Total		$(55,575)	$(8,903)
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2014. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/14
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 22 Index	B+/P	$(50,418)	$693,000	6/20/19	500 bp	$12,265
Total		$(50,418)	$12,265
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2014. Securities rated by Putnam are indicated by “/P.”

44     Retirement Income Fund Lifestyle 2

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$84,511	$—	$—
Capital goods	123,163	—	—
Communication services	92,033	—	—
Conglomerates	25,023	—	—
Consumer cyclicals	249,621	—	—
Consumer staples	165,845	—	—
Energy	153,465	—	—
Financials	760,447	—	—
Health care	238,069	—	—
Technology	234,352	—	—
Transportation	36,272	—	—
Utilities and power	87,612	—	—
Total common stocks	2,250,413	—	—
Convertible bonds and notes	—	435,081	611
Convertible preferred stocks	10,995	209,254	—
Corporate bonds and notes	—	927,387	—
Investment companies	5,249,254	—	—
Mortgage-backed securities	—	194,325	—
Preferred stocks	21,314	—	—
Senior loans	—	22,653	—
U.S. treasury obligations	—	873,137	—
Short-term investments	1,741,204	55,993	—
Totals by level	$9,273,180	$2,717,830	$611

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$22	$—
Futures contracts	434	—	—
Credit default contracts	—	109,355	—
Totals by level	$434	$109,377	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2     45

Statement of assets and liabilities 8/31/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,556,048)	$5,123,136
Affiliated issuers (identified cost $6,710,419) (Notes 1 and 5)	6,868,485
Cash	89,234
Foreign currency (cost $195) (Note 1)	157
Dividends, interest and other receivables	28,048
Receivable for shares of the fund sold	52
Receivable for investments sold	103,162
Receivable from Manager (Note 2)	35,128
Receivable for variation margin (Note 1)	94
Unrealized appreciation on forward currency contracts (Note 1)	869
Premium paid on OTC swap contracts (Note 1)	55,575
Prepaid assets	34,219
Total assets	12,338,159
LIABILITIES
Payable for investments purchased	107,626
Payable for shares of the fund repurchased	392
Payable for custodian fees (Note 2)	10,730
Payable for investor servicing fees (Note 2)	1,414
Payable for Trustee compensation and expenses (Note 2)	519
Payable for administrative services (Note 2)	22
Payable for distribution fees (Note 2)	5,194
Payable for auditing and tax fees	56,649
Payable for reports to shareholders	12,309
Payable for variation margin (Note 1)	223
Unrealized depreciation on OTC swap contracts (Note 1)	8,903
Unrealized depreciation on forward currency contracts (Note 1)	847
Other accrued expenses	498
Total liabilities	205,326
Net assets	$12,132,833

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$11,008,970
Undistributed net investment income (Note 1)	75,447
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	319,505
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	728,911
Total — Representing net assets applicable to capital shares outstanding	$12,132,833
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

46     Retirement Income Fund Lifestyle 2

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($11,237,765 divided by 1,026,010 shares)	$10.95
	Offering price per class A share (100/96.00 of $10.95)*	$11.41
	Net asset value and offering price per class B share ($198,646 divided by 18,309 shares)**	$10.85
	Net asset value and offering price per class C share ($289,701 divided by 26,699 shares)**	$10.85
	Net asset value and redemption price per class M share ($135,072 divided by 12,346 shares)	$10.94
	Offering price per class M share (100/96.75 of $10.94)†	$11.31
	Net asset value, offering price and redemption price per class R share ($111,866 divided by 10,222 shares)	$10.94
	Net asset value, offering price and redemption price per class Y share ($159,783 divided by 14,581 shares)	$10.96
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2     47

Statement of operations Year ended 8/31/14
INVESTMENT INCOME
Dividends (net of foreign tax of $2,415) (including dividend income of $128,777 from investments in affiliated issuers) (Note 5)	$212,669
Interest (including interest income of $1,562 from investments in affiliated issuers) (Note 5)	64,708
Total investment income	277,377
EXPENSES
Compensation of Manager (Note 2)	38,454
Investor servicing fees (Note 2)	9,811
Custodian fees (Note 2)	30,305
Trustee compensation and expenses (Note 2)	438
Distribution fees (Note 2)	35,815
Administrative services (Note 2)	185
Reports to shareholders	21,684
Auditing and tax fees	57,388
Blue sky expense	41,264
Other	1,601
Fees waived and reimbursed by Manager (Note 2)	(142,709)
Total expenses	94,236
Expense reduction (Note 2)	(72)
Net expenses	94,164
Net investment income	183,213

Net realized gain on investments (including realized gain of $12,680 on sales of investments in affiliated issuers) (Notes 1, 3, and 5)	393,436
Net realized gain on swap contracts (Note 1)	99,608
Net realized gain on futures contracts (Note 1)	3,067
Net realized loss on foreign currency transactions (Note 1)	(1,161)
Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(938)
Net unrealized appreciation of investments, futures contracts and swap contracts during the year	392,281
Net gain on investments	886,293
Net increase in net assets resulting from operations	$1,069,506

The accompanying notes are an integral part of these financial statements.

48     Retirement Income Fund Lifestyle 2

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/14	Year ended 8/31/13
Operations:
Net investment income	$183,213	$101,764
Net realized gain on investments and foreign currency transactions	494,950	210,626
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	391,343	177,322
Net increase in net assets resulting from operations	1,069,506	489,712
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(233,739)	(83,528)
Class B	(2,527)	(505)
Class C	(3,453)	(356)
Class M	(2,184)	(673)
Class R	(1,792)	(550)
Class Y	(3,275)	(1,452)
Net realized short-term gain on investments
Class A	(115,946)	(89,067)
Class B	(1,663)	(1,479)
Class C	(2,272)	(1,044)
Class M	(1,227)	(1,040)
Class R	(1,000)	(850)
Class Y	(1,439)	(1,216)
From net realized long-term gain on investments
Class A	(54,495)	(9,431)
Class B	(781)	(157)
Class C	(1,067)	(110)
Class M	(576)	(110)
Class R	(470)	(90)
Class Y	(677)	(128)
Increase (decrease) from capital share transactions (Note 4)	(1,003,405)	1,503,110
Total increase (decrease) in net assets	(362,482)	1,801,036
NET ASSETS
Beginning of year	12,495,315	10,694,279
End of year (including undistributed net investment income of $75,447 and $79,535, respectively)	$12,132,833	$12,495,315

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2     49

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d,e]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
August 31, 2014	$10.42	.16[f]	.72	.88	(.20)	(.15)	(.35)	$10.95	8.59	$11,238.70		1.45[f]	56
August 31, 2013	10.15	.09	.35	.44	(.08)	(.09)	(.17)	10.42	4.41	11,695.70		.89	29
August 31, 2012	9.75	.14[h]	.49	.63	(.23)	—	(.23)	10.15	6.62	10,110.70		1.40[h]	36
August 31, 2011†	10.00	.01	(.26)	(.25)	—	—	—	9.75	(2.50)*	9,431	.15*	.08*	11*
Class B
August 31, 2014	$10.36	.07[f]	.72	.79	(.15)	(.15)	(.30)	$10.85	7.73	$199	1.45	.65[f]	56
August 31, 2013	10.11	.02	.35	.37	(.03)	(.09)	(.12)	10.36	3.72	181	1.45	.16	29
August 31, 2012	9.74	.06[h]	.49	.55	(.18)	—	(.18)	10.11	5.73	156	1.45	.66[h]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	—	9.74	(2.60)*	153	.32*	(.09)*	11*
Class C
August 31, 2014	$10.36	.06[f]	.73	.79	(.15)	(.15)	(.30)	$10.85	7.73	$290	1.45	.59[f]	56
August 31, 2013	10.11	.01	.36	.37	(.03)	(.09)	(.12)	10.36	3.72	237	1.45	.05	29
August 31, 2012	9.74	.06[h]	.49	.55	(.18)	—	(.18)	10.11	5.73	101	1.45	.65[h]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	—	9.74	(2.60)*	98	.32*	(.09)*	11*
Class M
August 31, 2014	$10.41	.13[f]	.73	.86	(.18)	(.15)	(.33)	$10.94	8.34	$135.95		1.17[f]	56
August 31, 2013	10.14	.07	.35	.42	(.06)	(.09)	(.15)	10.41	4.17	128.95		.65	29
August 31, 2012	9.75	.11[h]	.49	.60	(.21)	—	(.21)	10.14	6.27	124.95		1.15[h]	36
August 31, 2011†	10.00	—[g]	(.25)	(.25)	—	—	—	9.75	(2.50)*	119	.21*	.02*	11*
Class R
August 31, 2014	$10.42	.13[f]	.72	.85	(.18)	(.15)	(.33)	$10.94	8.25	$112.95		1.17[f]	56
August 31, 2013	10.14	.07	.36	.43	(.06)	(.09)	(.15)	10.42	4.27	104.95		.65	29
August 31, 2012	9.75	.11[h]	.48	.59	(.20)	—	(.20)	10.14	6.22	101.95		1.15[h]	36
August 31, 2011†	10.00	—[g]	(.25)	(.25)	—	—	—	9.75	(2.50)*	97	.21*	.02*	11*
Class Y
August 31, 2014	$10.43	.18[f]	.73	.91	(.23)	(.15)	(.38)	$10.96	8.82	$160.45		1.67[f]	56
August 31, 2013	10.15	.12	.35	.47	(.10)	(.09)	(.19)	10.43	4.75	150.45		1.16	29
August 31, 2012	9.76	.16[h]	.49	.65	(.26)	—	(.26)	10.15	6.82	102.45		1.66[h]	36
August 31, 2011†	10.00	.01	(.25)	(.24)	—	—	—	9.76	(2.40)*	98	.10*	.13*	11*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50	Retirement Income Fund Lifestyle 2	Retirement Income Fund Lifestyle 2	51

Financial highlights (Continued)

* Not annualized.

† For the period June 13, 2011 (commencement of operations) to August 31, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2014	1.11%
August 31, 2013	0.81
August 31, 2012	2.03
August 31, 2011	1.04

e Expense ratios do not include expenses of the acquired funds.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.05	0.51%
Class B	0.05	0.48
Class C	0.05	0.45
Class M	0.05	0.50
Class R	0.05	0.49
Class Y	0.05	0.49

g Amount represents less than $0.01 per share.

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.06	0.64%
Class B	0.06	0.65
Class C	0.06	0.64
Class M	0.06	0.64
Class R	0.06	0.64
Class Y	0.06	0.64

The accompanying notes are an integral part of these financial statements.

52     Retirement Income Fund Lifestyle 2

Notes to financial statements 8/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2013 through August 31, 2014.

Putnam Retirement Income Fund Lifestyle 2 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund, which are other Putnam mutual funds and referred to as underlying funds. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short-term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1

Retirement Income Fund Lifestyle 2     53

securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated

54     Retirement Income Fund Lifestyle 2

and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default

Retirement Income Fund Lifestyle 2     55

contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $665 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized

56     Retirement Income Fund Lifestyle 2

portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $59,669 to increase undistributed net investment income, $8 to decrease paid-in-capital and $59,661 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$772,084
Unrealized depreciation	(62,640)
Net unrealized appreciation	709,444
Undistributed ordinary income	79,854
Undistributed short-term gain	159,458
Undistributed long-term gain	176,091
Cost for federal income tax purposes	$11,282,077

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Retirement Income Fund Lifestyle 2     57

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2015, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $4,922 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $137,787 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$9,172
Class B	138
Class C	201
Class M	100
Class R	82
Class Y	118
Total	$9,811

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $15 under the expense offset arrangements and by $57 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $4, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

58     Retirement Income Fund Lifestyle 2

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$30,143
Class B	1,820
Class C	2,655
Class M	659
Class R	538
Total	$35,815

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $355 and no monies from the sale of class A and class M shares, respectively, and received no monies and $136 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,883,812 and $6,510,415, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $1,116,189 and $1,727,818, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/14		Year ended 8/31/13
Class A	Shares	Amount	Shares	Amount
Shares sold	204,395	$2,200,544	146,872	$1,524,312
Shares issued in connection with reinvestment of distributions	6,979	73,680	1,654	16,884
	211,374	2,274,224	148,526	1,541,196
Shares repurchased	(307,440)	(3,332,059)	(22,806)	(236,316)
Net increase (decrease)	(96,066)	$(1,057,835)	125,720	$1,304,880

Retirement Income Fund Lifestyle 2     59

	Year ended 8/31/14		Year ended 8/31/13
Class B	Shares	Amount	Shares	Amount
Shares sold	1,967	$20,968	2,990	$30,283
Shares issued in connection with reinvestment of distributions	189	1,972	90	911
	2,156	22,940	3,080	31,194
Shares repurchased	(1,308)	(13,729)	(1,066)	(11,009)
Net increase	848	$9,211	2,014	$20,185

	Year ended 8/31/14		Year ended 8/31/13
Class C	Shares	Amount	Shares	Amount
Shares sold	5,929	$62,666	20,125	$207,840
Shares issued in connection with reinvestment of distributions	225	2,348	28	280
	6,154	65,014	20,153	208,120
Shares repurchased	(2,358)	(25,145)	(7,250)	(74,958)
Net increase	3,796	$39,869	12,903	$133,162

	Year ended 8/31/14		Year ended 8/31/13
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	83	875	33	333
	83	875	33	333
Shares repurchased	—	—	—	—
Net increase	83	$875	33	$333

	Year ended 8/31/14		Year ended 8/31/13
Class R	Shares	Amount	Shares	Amount
Shares sold	205	$2,222	—	$—
Shares issued in connection with reinvestment of distributions	14	151	—	—
	219	2,373	—	—
Shares repurchased	—	—	—	—
Net increase	219	$2,373	—	$—

	Year ended 8/31/14		Year ended 8/31/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	7	$65	4,382	$44,775
Shares issued in connection with reinvestment of distributions	192	2,037	79	804
	199	2,102	4,461	45,579
Shares repurchased	—	—	(99)	(1,029)
Net increase	199	$2,102	4,362	$44,550

60     Retirement Income Fund Lifestyle 2

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	674,487	65.74%	$7,385,633
Class B	10,000	54.62	108,500
Class C	10,000	37.45	108,500
Class M	10,016	81.13	109,575
Class R	10,017	97.99	109,586
Class Y	10,060	68.99	110,258

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$2,295,137	$1,223,285	$1,777,218	$1,515	$1,741,204
Putnam Absolute Return 100 Fund Class Y	576,529	176,516	186,328	10,953	567,289
Putnam Absolute Return 300 Fund Class Y	1,436,263	408,217	447,187	65,786	1,383,439
Putnam Absolute Return 500 Fund Class Y	2,460,472	556,686	745,332	46,371	2,367,960
Putnam Absolute Return 700 Fund Class Y	374,309	81,315	116,273	5,667	363,920
Putnam Money Market Fund Class A	446,538	147,198	149,063	47	444,673
Totals	$7,589,248	$2,593,217	$3,421,401	$130,339	$6,868,485

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Retirement Income Fund Lifestyle 2     61

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2
Forward currency contracts (contract amount)	$150,000
OTC credit default contracts (notional)	$510,000
Centrally cleared credit default contracts (notional)	$1,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$109,355*	Payables	$—
Foreign exchange contracts	Receivables	869	Payables	847
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	434*	Payables	—
Total		$110,658		$847

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$99,608	$99,608
Foreign exchange contracts	—	(1,197)	—	$(1,197)
Interest rate contracts	3,067	—	—	$3,067
Total	$3,067	$(1,197)	$99,608	$101,478

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$14,765	$14,765
Foreign exchange contracts	—	(802)	—	$(802)
Interest rate contracts	434	—	—	$434
Total	$434	$(802)	$14,765	$14,397

62     Retirement Income Fund Lifestyle 2

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Retirement Income Fund Lifestyle 2     63

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Credit default contracts*#	$46,672	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$46,672
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	94	—	—	—	94
Forward currency contracts#	—	—	—	625	—	4	—	—	200	—	40	869
Total Assets	$46,672	$—	$—	$625	$—	$4	$—	$94	$200	$—	$40	$47,635
Liabilities:
OTC Credit default contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Centrally cleared credit default contracts§	—	223	—	—	—	—	—	—	—	—	—	223
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	—	—	315	102	22	29	260	—	58	43	18	847
Total Liabilities	$—	$223	$315	$102	$22	$29	$260	$—	$58	$43	$18	$1,070
Total Financial and Derivative Net Assets	$46,672	$(223)	$(315)	$523	$(22)	$(25)	$(260)	$94	$142	$(43)	$22	$46,565
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$46,672	$(223)	$(315)	$523	$(22)	$(25)	$(260)	$94	$142	$(43)	$22

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement. (Note 1)
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

64	Retirement Income Fund Lifestyle 2	Retirement Income Fund Lifestyle 2	65

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $226,487 as a capital gain dividend with respect to the taxable year ended August 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 10.34% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 16.33%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

66     Retirement Income Fund Lifestyle 2

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	5,415,154,963	14,207,845
Ravi Akhoury	5,415,184,974	14,177,833
Barbara M. Baumann	5,415,851,291	13,511,517
Jameson A. Baxter	5,415,767,570	13,595,238
Charles B. Curtis	5,415,854,394	13,508,413
Robert J. Darretta	5,416,022,043	13,340,765
Katinka Domotorffy	5,415,419,173	13,943,635
John A. Hill	5,415,885,634	13,477,174
Paul L. Joskow	5,416,010,424	13,352,383
Kenneth R. Leibler	5,415,817,292	13,545,516
Robert E. Patterson	5,415,985,292	13,377,516
George Putnam, III	5,415,959,400	13,403,408
Robert L. Reynolds	5,416,108,530	13,254,278
W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
1,172,607	—	—	37,028

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes
5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

Retirement Income Fund Lifestyle 2     67

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

68     Retirement Income Fund Lifestyle 2

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Retirement Income Fund Lifestyle 2     69

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

70     Retirement Income Fund Lifestyle 2

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Retirement Income Fund Lifestyle 2     71

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds —
portfolios with managed allocations to
stocks, bonds, and money market
investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with
adjusting allocations to stocks, bonds, and
money market instruments, becoming more
conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

72     Retirement Income Fund Lifestyle 2

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Auditor

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 2. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN098
290165 10/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2014	$49,918	$ —	$7,471	$ —
August 31, 2013	$47,809	$ —	$7,416	$ —

For the fiscal years ended August 31, 2014 and August 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $583,645 and $154,916 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2014	$ —	$576,174	$ —	$ —

August 31, 2013	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2014